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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 1999
                                                          --------------



                                  Univec, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                         0-22413                     11-313455
----------------------------       ------------------------     -------------------------
(State or Other Jurisdiction       (Commission File Number)     (IRS Employer Ident. No.)
     of Incorporation)


                  22 Dubon Court, Farmingdale, New York, 11735
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 777-2000
               --------------------------------------------------
               Registrant's telephone number, including area code
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Item 5. Other Events.

         On July 2, 1999, the Registrant announced that it was delisted from the Nasdaq Small Cap Market in a press release, which is attached as Exhibit 99.1 and incorporated by reference herein.



         (c)      Exhibits.

                  99.1     Press Release.
























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNIVEC, INC.
                                            (Registrant)



Date: July 8, 1999                          By:
                                               -------------------------------
                                               Joel Schoenfeld
                                               Chief Executive Officer













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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release.